UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

DRUGS MADE IN AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42467	99-2394788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1402

New York, NY 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 726-7074

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right to receive one-eighth (1/8) of an Ordinary Share	DMAAU	The Nasdaq Stock Market LLC
Ordinary Shares	DMAA	The Nasdaq Stock Market LLC
Rights	DMAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed, on April 29, 2026, Drugs Made In America Acquisition Corp., a Cayman Islands exempted company (the “Company” or “DMAA”), entered into a Definitive Merger Agreement (the “Merger Agreement”) with Power Analytics Global Corp, a Delaware corporation engaged in the business of artificial intelligence, advanced analytics and quantum-resistant security solutions (“PAGC”). As previously disclosed, the Merger Agreement was subsequently amended by Amendments No. 1 and No. 2. The Merger Agreement, as amended, provides for a business combination pursuant to which PAGC will merge with and into the Company (or a wholly-owned subsidiary of the Company, as may be mutually agreed by the parties), with the surviving entity continuing as the Company’s combined operating business following the closing (the “Merger”). Following the consummation of the Merger, the surviving entity is intended to operate as a publicly traded company on The Nasdaq Stock Market LLC.

On July 14, 2026, the Boards of Directors of the Company and PAGC approved a third amendment to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The purpose of Amendment No. 3 was as follows:

Former Sponsor/Founder Share Treatment

The Company agreed to: (i) cause the former sponsor entity to forfeit not less than 50% of the founder shares held by it and cause the remainder to be subject to earnout vesting (50% vesting if the closing price equals or exceeds $12.50 and 50% if it equals or exceeds $15.00, in each case for any 20 trading days within a 30-trading-day period commencing after the closing, with unvested shares forfeited on the fifth anniversary of the closing), (ii) cause the sponsor’s 430,000 private placement rights to be surrendered for no consideration and the 45,092 ordinary shares corresponding to the unfunded portion of the sponsor’s private placement subscription to be cancelled and (iii) obtain lock-up agreements from any other holders of founder shares and to surrender any rights to receive shares of Company ordinary shares to the extent any are owned.

Treatment of Rights

The Company agreed, prior to or concurrently with the mailing of the definitive proxy statement/prospectus and with PAGC’s consent, to commence one of (i) a cash tender offer for all outstanding publicly held rights at a price of not less than $0.25 and not more than $0.35 per right, funded solely from sources other than the Trust Account, (ii) an exchange offer on economically equivalent terms, or (iii) a consent solicitation to amend the Rights Agreement to provide for cash settlement or a reduced conversion ratio; rights not tendered, exchanged or amended will remain outstanding and convert in accordance with their terms.

Calculation of Merger Consideration

The parties also agreed to amend the provisions of the Merger Agreement governing the exchange of Company shares and the exchange ratio so that all per-share computations are calculated by reference to the Company’s fully diluted shares outstanding.

Financing

Certain other provisions were amended to permit additional financings prior to the closing of the transaction.

Potential Additional Target; Contingent Amendment No. 4

The parties are in negotiations with a third company regarding a potential three-party business combination, pursuant to which such additional target would merge with a newly formed merger subsidiary of the Company and become a wholly-owned subsidiary of the Company alongside PAGC, with the Company remaining the publicly traded parent. Amendment No. 3 pre-approves the form of a contingent Amendment No. 4 to the Merger Agreement, which will become effective only if, on or before September 30, 2026, a definitive letter of intent is executed, the additional target is designated by the parties and executes a joinder, and the other conditions to effectiveness set forth therein are satisfied; if those conditions are not satisfied by such date, the contingent amendment will be void and the parties will proceed with the business combination on the basis of the Merger Agreement as amended.

Minimum Cash

The minimum-cash provisions of the Merger Agreement were restated to provide for a target of $30,000,000 and a floor of $15,000,000, together with an adjustment grid specifying the valuation and ownership consequences at defined available-cash levels.

Related-Party Matters

As previously disclosed, PAGC and BV Advisory Partners, LLC are under common principal ownership, and the business combination accordingly constitutes an affiliated business combination for purposes of the Company’s governing documents, IPO prospectus commitments, and applicable disclosure rules. Amendment No. 3 implements related-party protections in respect of this previously disclosed affiliation, including a condition to the Company’s obligation to consummate the closing that its board of directors receive an opinion of an independent investment banking firm or independent valuation firm to the effect that the business combination is fair, from a financial point of view, to the Company and/or its unaffiliated shareholders, and a requirement that specified determinations under the amendment be made by, or at the direction of, the Company’s independent and disinterested directors.

Additional Information

The foregoing description of the Merger Agreement and the Amendments is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The representations, warranties and covenants of the parties contained in the Merger Agreement and the Amendments have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement and the Amendments, (ii) have been qualified by confidential disclosures made in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement (or such other date or dates as may be specified therein) and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Accordingly, the Merger Agreement and the Amendments are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the Merger Agreement and the Amendments, and not to provide investors with any other factual information regarding the Company or PAGC, their respective affiliates, or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, PAGC, their respective affiliates or their respective businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Merger and the parties’ ability to consummate the transactions contemplated by the Merger Agreement, the expected ownership of the surviving entity, the anticipated valuation of PAGC, the timing of closing, anticipated benefits of the Merger, and anticipated financial and operational results of the surviving entity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management of DMAA and PAGC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DMAA and PAGC. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) the risk that the Merger may not be completed in a timely manner or at all; (ii) the risk that the Merger may not be completed by DMAA’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by DMAA’s shareholders; (iv) failure to obtain a sufficient minimum cash amount at closing as a result of redemptions or otherwise; (v) the inability to complete a PIPE financing or other capital raising transactions on terms reasonably acceptable to the parties or at all; (vi) the risk that the contingent three-party structure described above does not become effective or is delayed; (vii) the effect of the announcement or pendency of the Merger on PAGC’s business or employee relationships; (viii) the outcome of any legal proceedings that may be instituted against DMAA or PAGC; (ix) the ability of the surviving entity to obtain or maintain the listing of its securities on Nasdaq following the Merger; and (x) other risks and uncertainties indicated from time to time in DMAA’s filings with the SEC, including those under “Risk Factors” in DMAA’s most recent Annual Report on Form 10-K and subsequent SEC filings, and in the Registration Statement to be filed in connection with the Merger.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date hereof. Neither DMAA nor PAGC undertakes any duty to update these forward-looking statements, except as may be required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of DMAA, PAGC, the surviving entity, or any of their respective affiliates. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Important Information About the Merger and Where to Find It

In connection with the Merger, DMAA intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of DMAA and a prospectus relating to the offer of the surviving entity’s securities to be issued in connection with the Merger. After the Registration Statement is declared effective by the SEC, DMAA will mail a definitive proxy statement/prospectus to its shareholders. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. DMAA’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the Merger, as these materials will contain important information about DMAA, PAGC and the Merger. When available, the definitive proxy statement/prospectus and other relevant materials for the Merger will be mailed to shareholders of DMAA as of a record date to be established for voting on the Merger. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Drugs Made In America Acquisition Corp., 420 Lexington Avenue, Suite 1402, New York, NY 10170.

Participants in the Solicitation

DMAA, PAGC and their respective directors and executive officers may be considered participants in the solicitation of proxies from DMAA’s shareholders with respect to the Merger. A list of the names of those directors and executive officers and a description of their interests in DMAA will be contained in the Registration Statement and the proxy statement/prospectus to be filed in connection with the Merger when it becomes available. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of DMAA’s shareholders in connection with the Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Omnibus Amendment No. 3 to the Merger Agreement†
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGS MADE IN AMERICA ACQUISITION CORP.

Date: July 20, 2026

By:	/s/ Roger E. Bendelac
Name:	Roger E. Bendelac
Title:	Chief Executive Officer

4